UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 30, 2020
(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54402	91-1835664
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

40 Marcus Drive, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 760-8100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company x
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.
On March 30, 2020, BioRestorative Therapies, Inc. (the “Company”) entered into an amended and restated stalking horse asset purchase agreement (the “Amended and Restated Asset Purchase Agreement”) with Phoenix Cell Group Holdings LLC, an affiliate of John M. Desmarais (the “Purchaser”), to acquire substantially all of the Company’s assets (the “Sale”).  The Amended and Restated Asset Purchase Agreement replaced the prior stalking horse asset purchase agreement discussed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2020.
  Pursuant to the terms and subject to the conditions of the Amended and Restated Asset Purchase Agreement, the purchase price is $500,000 in cash, subject to adjustment (the “Cash Component”), plus the Credit Bid Amount, the Expense Reimbursement and the aggregate Cure Amounts (as such terms are defined in the Amended and Restated Asset Purchase Agreement). The Amended and Restated Asset Purchase Agreement is subject to certain closing conditions, including certain orders being entered by the Bankruptcy Court (as defined in Item 1.03 below) and other customary closing conditions detailed in the Amended and Restated Asset Purchase Agreement.
  The Amended and Restated Asset Purchase Agreement remains subject to higher or better offers, as well as approval of the Bankruptcy Court. The Asset Purchase Agreement provides for reimbursement of up to $250,000 of the Purchaser’s expenses incurred in connection with the Amended and Restated Asset Purchase Agreement and the Amended and Restated DIP Loan Agreement (as defined in Item 1.03 below), each of which is payable upon certain termination events in accordance with the terms of the Amended and Restated Asset Purchase Agreement.
No hearing before the Bankruptcy Court has been scheduled with regard to the approval of  all or any portion of the Amended and Restated Asset Purchase Agreement, and such agreement remains subject to Bankruptcy Court approval.
The foregoing description of the Amended and Restated Asset Purchase Agreement and the transactions contemplated thereby, including the Sale, does not purport to be complete and is qualified in its entirety by reference to the text of the Asset Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.
Also, see Item 1.03 for a discussion of the Amended and Restated DIP Loan Agreement.
Item 1.03	Bankruptcy or Receivership.
Chapter 11 Filing
As previously disclosed, on March 20, 2020 (the “Petition Date”), the Company filed a voluntary petition commencing a case under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of New York (the “Bankruptcy Court”). The Company’s chapter 11 case (the “Chapter 11 Case”) is being administered under the caption, In re: BioRestorative Therapies, Inc., Case No. 8-20-71757.  The Company will continue to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Senior “Debtor-in-Possession” Financing
In connection with the Chapter 11 Case, the Company has filed a motion (the “DIP Motion”) seeking, among other things, interim and final approval of postpetition, debtor-in-possession financing (the “DIP Financing”) on the terms and conditions set forth in the Amended and Restated DIP Loan and Security Agreement (the “Amended and Restated DIP Loan Agreement”), dated as of March 30, 2020, by and between the Company and Phoenix Cell Group Holdings LLC (the “DIP Lender”). The Amended and Restated DIP Loan Agreement provides for a senior secured superpriority debtor-in-possession credit facility of $1,424,273 (the “DIP   Facility”), of which $350,000 would be available following entry of an interim DIP order and until the entry of the final order approving the Amended and Restated DIP Loan Agreement, secured by a first priority lien on all tangible and intangible property and assets of the Company, now owned or hereafter acquired, subject to certain carve outs.  The Amended and Restated DIP Loan Agreement amended and restated the prior DIP Loan and Security Agreement discussed in the Company’s Current Report on Form 8-K filed with the SEC on March 20, 2020.  The Company sought emergency approval of a portion of the proposed DIP Financing with the Bankruptcy Court holding a hearing on March 26, 2020, which hearing was continued on April 3, 2020.  At the conclusion of the April 3, 2020 hearing, the Court advised that it would not enter an order approving the DIP Facility on the terms as presented.
            The foregoing description of the Amended and Restated DIP Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated DIP Loan Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Forward-Looking Statements
  This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on our current expectations, estimates and projections about our operations, financial condition, results of operations, and liquidity. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding expectations about the timing and execution of the Company’s strategic transactions (including the contemplated sale of substantially all of the Debtor’s assets), and the operating expectations during the pendency of the Chapter 11 Case.  Potential factors that could affect such forward-looking statements include, among others, risks and uncertainties relating to the Chapter 11 Case, including, but not limited to, the Company’s ability to obtain Bankruptcy Court approval of motions filed in the Chapter 11 Case (including, but not limited to, the DIP Motion and the Bidding Procedures Motion), the effects of the Chapter 11 Case on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Case and the outcome of the Chapter 11 Case in general, the length of time the Company will operate under the Chapter 11 Case, risks associated with third-party motions in the Chapter 11 Case, the conditions to which the Company’s DIP Financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; uncertainty associated with evaluating and completing any strategic or financial alternative as well as the Company’s ability to implement and realize any anticipated benefits associated with any alternative that may be pursued; the consequences of the acceleration of the Company’s debt obligations; the trading price and volatility of the Company’s common stock and the risks related to trading on the OTC Pink Market and the other factors disclosed in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations  - Factors that May Affect Future Results and Financial Condition” in the Company’s most recent Annual Report on Form 10-K filed with the SEC, as updated from time to time in our subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted. Reported results should not be considered an indication of future performance. Except as required by law, the Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
2.1	Amended and Restated Asset Purchase Agreement, dated as of March 30, 2020, by and between BioRestorative Therapies, Inc. and Phoenix Cell Group Holdings LLC*
10.1	Amended and Restated DIP Loan and Security Agreement, dated as of March 30, 2020, by and between BioRestorative Therapies, Inc. and Phoenix Cell Group Holdings LLC*
_____________
* Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. The Company agrees to furnish a supplemental copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: April 3, 2020	By:	/s/ Mark Weinreb
Mark Weinreb
Chief Executive Officer